SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 13, 2003

ADVOCAT INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-12996	62-1559667

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification Number)

277 Mallory Station Road, Suite 130 Franklin, Tennessee 37067

(Address of principal executive offices)

(615) 771-7575

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address,
if changed since last report)

SIGNATURES
Exhibit Index
Ex-99.1 Press Release

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits

Number	Exhibit

99.1	Press Release dated August 13, 2003 reporting results for the quarter ending June 30, 2003.

Item 12.       Results of Operations and Financial Condition.

      On August 13, 2003, Advocat Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1. The press release describes the Company’s results of operations for the quarter ended June 30, 2003.

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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADVOCAT INC

	By:	/s/	L. Glynn Riddle, Jr.

L. Glynn Riddle, Jr. Chief Financial Officer

Date: August 13, 2003

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Exhibit Index

Exhibit No.

99.1	Press release dated August 13, 2003.

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